SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 1997



                         INDIVIDUAL INVESTOR GROUP, INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                    1-10932                    13-3487784
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)              Number)                 Identification No.)




               1633 Broadway, 38th Floor, New York, New York 10019
              (Address and zip code of principle executive offices)



Registrant's telephone number, including area code: (212) 843-2777

ITEM 5.  OTHER EVENTS

Sales of Common Stock

     On May 1, 1997, Individual Investor Group Inc. (the "Company") entered into Stock Purchase Agreements with two parties unrelated to the Company, providing in the aggregate for the private sale of 328,678 shares of Common Stock for a total purchase price of $2,000,000. These shares were sold pursuant to an exemption from registration under the Securities Act of 1933.

     As a result of the sale of additional shares of Common Stock , as of May 1, 1997 the Company has 6,490,547 shares of Common Stock outstanding.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND  EXHIBITS


                INDIVIDUAL INVESTOR GROUP, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

                                  INTRODUCTION

     On May 1, 1997, the Company entered into Stock Purchase Agreements with two parties unrelated to the Company, providing in the aggregate for the private sale of 328,678 shares of Common Stock for a total purchase price of $2,000,000. These shares were sold pursuant to an exemption from registration under the Securities Act of 1933.

     The accompanying pro forma consolidated condensed balance sheet as of April 30, 1997 and the pro forma consolidated condensed statements of operations for the month ended April 30, 1997 and four months ended April 30, 1997 are based on historical results of operations and financial condition of the Company and subsidiaries. These pro forma consolidated condensed financial statements, which give effect to the aforementioned transactions, should be read in conjunction with the financial statements and notes thereto included in the Company's Quarterly report on Form 10-QSB for the quarter ended March 31, 1997. The pro forma consolidated condensed balance sheet gives effect to the aforementioned transaction as if such transaction occurred on April 30, 1997. The pro forma consolidated condensed statements of operations for the one month and four months ended April 30, 1997 gives effect to the aforementioned transaction as if such transaction had been consummated as of January 1, 1997. These pro forma consolidated condensed financial statements may not be indicative of the results that may be obtained in the future.

                INDIVIDUAL INVESTOR GROUP, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                   (UNAUDITED)

                                                                                                           Pro Forma
                                                                     April 30,           Pro Forma          April 30,
                   ASSETS                                              1997             Adjustments           1997
                                                                    ------------       ------------       ------------
Current assets:
  Cash and cash equivalents                                            $700,845          $2,000,000         $2,700,845
  Accounts receivable (net of allowances of $619,994)                 2,228,571                              2,228,571
  Prepaid expenses and other current assets                             369,519                                369,519

                                                                    ------------       ------------       ------------
                   Total current assets                               3,298,935           2,000,000          5,298,935

Deferred subscription expense                                           603,677                                603,677
Investment in affiliate                                               2,039,130                              2,039,130
Property and equipment - net                                            697,602                                697,602
Other assets                                                            165,168                                165,168

                                                                    ------------       ------------       ------------
                   Total assets                                      $6,804,512          $2,000,000         $8,804,512
                                                                    ============       ============       ============


                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                 $1,300,698                             $1,300,698
    Accrued expenses                                                    543,944                                543,944

                                                                    ------------       ------------       ------------
                   Total current liabilities                          1,844,642                   0          1,844,642

Deferred subscription revenue                                         2,840,090                              2,840,090

                                                                    ------------       ------------       ------------
                   Total liabilities                                  4,684,732                   0          4,684,732
                                                                    ------------       ------------       ------------

Commitments and contingencies

Stockholders' Equity:
    Preferred stock, $.01 par value, authorized 1,000,000 shares         -                   -                 -
    Common stock, $.01 par value; authorized
       10,000,000 shares; issued and outstanding 6,161,869
       historical; 6,490,547 shares pro forma                            61,619               3,287             64,906
    Additional paid-in capital                                       13,620,121           1,996,713         15,616,834
    Deficit                                                         (11,561,960)                           (11,561,960)

                                                                    ------------       ------------       ------------
                   Total stockholders' equity                         2,119,780           2,000,000          4,119,780
                                                                    ------------       ------------       ------------

                                                                    ------------       ------------       ------------
                   Total liabilities and stockholders' equity         6,804,512          $2,000,000         $8,804,512
                                                                    ============       ============       ============




                INDIVIDUAL INVESTOR GROUP, INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                             One Month Ended               Four Months Ended
                                                                 April 30,                      April 30,
                                                                   1997                            1997
                                                             ---------------                 ---------------
Revenues:
   Information Services:
      Circulation                                                  $354,547                       $1,533,789
      Advertising                                                   770,120                        3,099,832
      List rental and other                                          69,257                          405,918
                                                             ---------------                 ---------------
      Total information services revenues                         1,193,924                        5,039,539
   Investment management services                                    18,600                          139,774
   Equity in net loss of affiliate                                 (343,052)                      (2,008,369)

                                                             ---------------                 ---------------
      Total revenues                                                869,472                        3,170,944
                                                             ---------------                 ---------------

Operating expenses:
      Editorial, production and distribution                        727,147                        2,883,639
      Promotion and selling                                         555,040                        2,031,165
      General and administrative                                    340,683                        1,373,270
      Depreciation and amortization                                  22,576                           88,001

                                                             ---------------                 ---------------
      Total operating expenses                                    1,645,446                        6,376,075
                                                             ---------------                 ---------------


                                                             ---------------                 ---------------
Operating loss                                                     (775,974)                      (3,205,131)
                                                             ---------------                 ---------------

Interest and other income                                             2,617                           13,560

                                                             ---------------                 ---------------
Net loss                                                          ($773,357)                     ($3,191,571)
                                                             ---------------                 ---------------

Dividends paid                                                     -                                    -

Loss per share:
      Historical                                                   ($0.13)                          ($0.52)
                                                             ---------------                 ---------------

      Pro Forma                                                    ($0.12)                          ($0.49)
                                                             ---------------                 ---------------


Weighted average number of common shares outstanding:
      Historical                                                 6,161,869                        6,156,090
                                                             ---------------                 --------------

      Pro Forma                                                  6,490,547                        6,484,768
                                                             ---------------                 ---------------

                                   SIGNATURES




     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused to be signed on its behalf by the undersigned thereunto duly authorized.


                         INDIVIDUAL INVESTOR GROUP, INC.






                                         By:/s/ Scot Rosenblum
                                            ---------------------
                                            Scot Rosenblum, Vice President and
                                            Chief Financial Officer




         Date: June 3, 1997